Schedule of Investments(a)
Invesco BLDRS Emerging Markets 50 ADR Index Fund (ADRE)
June 30, 2020
(Unaudited)
	Shares	Value
Common Stocks & Other Equity Interests-99.78%
Air Freight & Logistics-1.34%
ZTO Express Cayman, Inc., ADR (China)	41,892	$1,537,855
Banks-12.48%
Banco Bradesco S.A., ADR (Brazil)	428,747	1,633,526
HDFC Bank Ltd., ADR (India)	136,590	6,209,382
ICICI Bank Ltd., ADR (India)	229,438	2,131,479
Itau Unibanco Holding S.A., ADR (Brazil)	468,454	2,197,049
KB Financial Group, Inc., ADR (South Korea)	37,785	1,051,179
Shinhan Financial Group Co. Ltd., ADR (South Korea)	45,456	1,093,671
		14,316,286
Beverages-1.95%
Ambev S.A., ADR (Brazil)	425,917	1,124,421
Fomento Economico Mexicano, S.A.B. de C.V., ADR (Mexico)	17,967	1,114,134
		2,238,555
Biotechnology-0.41%
BeiGene Ltd., ADR (China)(b)	2,475	466,290
Diversified Consumer Services-3.52%
New Oriental Education & Technology Group, Inc., ADR (China)(b)	11,495	1,496,994
TAL Education Group, ADR (China)(b)	37,251	2,547,223
		4,044,217
Diversified Telecommunication Services-2.47%
China Telecom Corp. Ltd., ADR (China)	13,415	376,559
Chunghwa Telecom Co. Ltd., ADR (Taiwan)(b)	36,746	1,446,690
PT Telekomunikasi Indonesia (Persero) Tbk, ADR (Indonesia)	45,967	1,005,758
		2,829,007
Electric Utilities-0.81%
Enel Americas S.A., ADR (Chile)	70,611	530,289
Korea Electric Power Corp., ADR (South Korea)(b)	49,648	396,191
		926,480
Entertainment-3.41%
iQIYI, Inc., ADR (China)(b)	26,519	614,976
NetEase, Inc., ADR (China)	7,691	3,302,361
		3,917,337
Insurance-1.26%
China Life Insurance Co. Ltd., ADR (China)(b)	143,870	1,451,648
Interactive Media & Services-3.55%
58.com, Inc., ADR (China)(b)	8,980	484,381
Autohome, Inc., ADR (China)	5,525	417,138
Baidu, Inc., ADR (China)(b)	26,472	3,173,728
		4,075,247
Internet & Direct Marketing Retail-28.23%
Alibaba Group Holding Ltd., ADR (China)(b)	104,094	22,453,076
	Shares	Value
Internet & Direct Marketing Retail-(continued)
JD.com, Inc., ADR (China)(b)	85,328	$5,135,039
Pinduoduo, Inc., ADR (China)(b)	34,858	2,992,211
Trip.com Group Ltd., ADR (China)(b)	41,280	1,069,977
Vipshop Holdings Ltd., ADR (China)(b)	37,065	737,964
		32,388,267
IT Services-3.92%
GDS Holdings Ltd., ADR (China)(b)	7,219	575,065
Infosys Ltd., ADR (India)	361,230	3,489,482
Wipro Ltd., ADR (India)(b)	132,541	438,711
		4,503,258
Metals & Mining-5.75%
AngloGold Ashanti Ltd., ADR (South Africa)	39,874	1,175,884
Gold Fields Ltd., ADR (South Africa)	85,393	802,694
POSCO, ADR (South Korea)	27,308	1,011,489
Sibanye Stillwater Ltd., ADR (South Africa)(b)	51,462	445,146
Vale S.A., ADR (Brazil)	306,514	3,160,160
		6,595,373
Oil, Gas & Consumable Fuels-5.46%
China Petroleum & Chemical Corp., ADR (China)	24,664	1,034,902
CNOOC Ltd., ADR (China)	15,538	1,753,308
PetroChina Co. Ltd., ADR (China)	20,397	674,529
Petroleo Brasileiro S.A., ADR (Brazil)	129,505	1,071,006
Petroleo Brasileiro S.A., ADR (Brazil)	216,623	1,726,485
		6,260,230
Paper & Forest Products-0.30%
Suzano S.A., ADR (Brazil)	51,322	346,937
Pharmaceuticals-0.54%
Dr. Reddy’s Laboratories Ltd., ADR (India)	11,697	620,058
Semiconductors & Semiconductor Equipment-19.17%
ASE Technology Holding Co. Ltd., ADR (Taiwan)(b)	148,760	675,370
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	365,981	20,776,741
United Microelectronics Corp., ADR (Taiwan)	205,590	542,758
		21,994,869
Wireless Telecommunication Services-5.21%
America Movil S.A.B. de C.V., Class L, ADR (Mexico)	112,707	1,430,252
China Mobile Ltd., ADR (China)	106,887	3,595,678
Mobile TeleSystems PJSC, ADR (Russia)	43,467	399,462
SK Telecom Co. Ltd., ADR (South Korea)	28,803	556,474
		5,981,866
TOTAL INVESTMENTS IN SECURITIES-99.78% (Cost $142,939,982)		114,493,780
OTHER ASSETS LESS LIABILITIES-0.22%		256,092
NET ASSETS-100.00%		$114,749,872

Investment Abbreviations:
ADR	-American Depositary Receipt

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.

Notes to Quarterly Schedule of Portfolio Holdings
June 30, 2020
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
As of June 30, 2020, all of the securities in the Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
NOTE 2—Coronavirus (COVID-19) Pandemic
During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the value of the Fund’s investments. Because of the uncertainties on valuation, the global economy and business operations, values reflected in the Schedule of Investments may materially differ from the value received upon actual sales of those investments.
The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.